Gross investment in lease	12 Months Ended
Dec. 31, 2012
Gross investment in lease
5.	Gross investment in lease:

	2012	2011
Gross investment in lease	$95,798	$110,438
Current portion	(15,977)	(14,640)

	$79,821	$95,798

The Company entered into an agreement with MSC Mediterranean Shipping Company S.A. (“MSC”) to bareboat charter four 4800 TEU vessels for a five-year term, beginning from the vessel delivery dates that occurred in October and November 2011. At the end of each five-year lease term, MSC has agreed to purchase the vessels for $5,000,000 each. Each transaction is considered a sales type lease and accounted for as a disposition of vessels upon delivery of each vessel.

In 2011, the Company recorded gross proceeds of $112,808,000 as a gross investment in lease, $18,551,000 as deferred revenue, $822,000 as broker commissions and legal costs and removed the net book value of the vessels of $109,672,000, resulting in a total loss on vessels of $16,237,000.